UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025 (October 13, 2025)

Qnity Electronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42619	33-3002745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

974 Centre Road, Building 735 Wilmington, Delaware	19805
(Address of principal executive offices)	(Zip Code)

1 (302) 294-4651

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	Q	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of October 13, 2025, the certificate of incorporation of Qnity Electronics, Inc. (“Qnity” or the “Company”) was amended and restated in its entirety (the “Interim A&R Certificate of Incorporation”). The Interim A&R Certificate of Incorporation includes, among other things, the authorization of preferred stock, and Qnity expects that the Interim A&R Certificate of Incorporation will be further amended and restated prior to the effective time of the previously announced tax-free separation (the “Separation”) of DuPont de Nemours, Inc.’s (“DuPont”) Electronics business, Qnity, to reflect substantially the form of amended and restated certificate of incorporation of Qnity attached as Exhibit 3.1 to the Company’s Registration Statement on Form 10 (File No. 001-42619) filed by Qnity with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2025 (the “Registration Statement”). The description set forth under this Item 5.03 is qualified in its entirety be reference to the full text of the Interim A&R Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01.	Other Events.

On October 15, 2025, the board of directors of DuPont approved the Separation. To effect the Separation, the board of directors of DuPont declared a pro rata dividend of all of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the “Qnity Common Stock”) to DuPont’s stockholders (the “Distribution”) as of the close of business on October 22, 2025 (the “Record Date”). The Distribution is expected to be paid on November 1, 2025.

In connection with the Separation and the Distribution, on October 15, 2025, the board of directors of the Company also declared a dividend of approximately $4.122 billion, plus the pre-funded interest deposit of approximately $66 million made by DuPont in connection with the debt obligations incurred by the Company, plus any investment returns on any amounts held in escrow in respect of such debt obligations, payable on October 31, 2025, in cash to DuPont as the sole holder of record of the Qnity Common Stock on October 15, 2025.

Effective as of the Distribution, each DuPont stockholder of record will receive one share of Qnity Common Stock for every two shares of DuPont’s common stock held by such stockholder as of the Record Date (such ratio, the “Distribution Ratio”). DuPont will not distribute any fractional shares of Qnity Common Stock to its stockholders as part of the Distribution. Instead, DuPont’s stockholders will receive cash in lieu of any fractional shares of Qnity Common Stock that they would have received after application of the Distribution Ratio.

Following the consummation of the Separation and the Distribution, DuPont’s stockholders will own 100% of the outstanding shares of Qnity Common Stock, and the Company will become an independent, publicly traded company. The consummation of the Separation and the Distribution is subject to the satisfaction or waiver of certain conditions, as more fully described in the final information statement, dated as of October 15, 2025 (the “Information Statement”), attached hereto as Exhibit 99.1 and incorporated by reference herein, which DuPont expects will be satisfied by the Distribution.

In addition, the New York Stock Exchange (the “NYSE”) has authorized the Qnity Common Stock for listing and has advised that “when-issued” trading is expected to begin on October 27, 2025, under the symbol “Q WI”, with such trading ending at the close of business on October 31, 2025. Following the Separation and Distribution, Qnity Common Stock is expected to begin “regular way” trading on the NYSE on November 3, 2025 under the symbol “Q”.

Beginning on October 27, 2025, and continuing through October 31, 2025, it is expected that there will be two markets in DuPont common stock on the NYSE: a “regular-way” market under the symbol “DD” in which DuPont shares will trade with the right to receive shares of Qnity common stock in the distribution, and an “ex-distribution market” under the symbol “DD WI” in which DuPont shares will trade without the right to receive shares of Qnity common stock in the distribution.

A copy of the press release issued by DuPont and the Company announcing certain details of the Separation and the Distribution is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Qnity Electronics, Inc.

99.1	Information Statement of Qnity Electronics, Inc., dated October 15, 2025.

99.2	Press Release of DuPont de Nemours, Inc. and Qnity Electronics, Inc., dated October 15, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “plans”, “expects”, “will”, “would”, “anticipates”, “believes”, “intends”, “seeks”, “projects”, “efforts”, “estimates”, “potential”, “continue”, “intend”, “may”, “could”, “should” and similar expressions and variations or negatives of these words, among others, as well as other words or expressions referencing future events, conditions or circumstances. All statements, other than statements of historical fact, are forward-looking statements, including statements that describe or relate to Qnity’s plans, goals, intentions, strategies, financial estimates, Qnity’s expectations regarding the spin-off, and statements that do not relate to historical or current fact. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of Qnity’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements.

Forward-looking statements are not guarantees of future performance. Some of the important factors that could cause Qnity’s actual outcomes and results to differ materially from those projected in any such forward-looking statements include, but are not limited to: the ability of Qnity to effect the Separation and to meet the conditions related thereto; the possibility that the Separation will not be completed within the anticipated time period or at all; the possibility that the Separation will not achieve its intended benefits; the impact of the Separation on Qnity’s businesses and the risk that the Separation may be more difficult, time-consuming or costly than expected, including the impact on Qnity’s resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with customers, suppliers, employees and other business counterparties; the negative effects of the announcement or pendency of the Separation on the financial performance of Qnity; the ability to achieve anticipated capital structures in connection with the Separation, including the future availability of credit and factors that may affect such availability; other risk factors discussed in Qnity’s Registration Statement and Information Statement. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Additional information concerning these and other factors can be found in Qnity’s filings with the SEC, including the Registration Statement and Information Statement. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business or supply chain disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Qnity’s financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Qnity does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QNITY ELECTRONICS, INC.

By:	/s/ Peter W. Hennessey
Name:	Peter W. Hennessey
Title:	General Counsel

Date: October 15, 2025

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